SECOND AMENDMENT TO AMENDED AND RESTATED MANAGEMENT AGREEMENT This SECOND AMENDMENT (this "Amendment") to AMENDED AND RESTATED MANAGEMENT AGREEMENT is entered into as of February 12, 2020 by and among Safehold Inc., a Maryland corporation (the "Company"), Safehold Operating Partnership LP, a Delaware limited partnership (the "Operating Partnership"), SFTY Manager LLC, a Delaware limited liability company (the "Manager") and iStar Inc., a Maryland corporation ("iStar"). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Existing Management Agreement (defined below). RECITALS WHEREAS, the Company and iStar have previously entered into the Amended and Restated Management Agreement, dated as of January 2, 2019 (as amended through the date hereof, the "Existing Management Agreement"); and WHEREAS, the Company and iStar have agreed to amend the observation period for purposes of determining the "VWAP Amount" under the Existing Management Agreement. NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Amendment. The definition of "VWAP Amount" in Section 1. Definitions of the Existing Management Agreement is hereby amended and restated to read in its entirety as follows: "VWAP Amount": means for purposes of determining the number of shares of Company Common Stock payable to the Manager in respect of the Management Fee for any particular quarter (or portion thereof), the volume-weighted average price of a share of Company Common Stock for each of the 10 Trading Days ending on and including the last completed Trading Day immediately preceding the date on which the independent directors of the Company have determined whether the Management Fee in respect of such quarter will be paid in cash or shares of Company Common Stock pursuant to Section 8 of this Agreement, as displayed under the heading "Bloomberg VWAP" on Bloomberg page "SFTY <equity> AQR" (or any successor thereto) in respect of the period from the scheduled open of the primary exchange or market on which the Company Common Stock is listed or traded to the scheduled close of such exchange or market on such Trading Day (or if such volume-weighted average price is unavailable, the market value per share of Company Common Stock on such Trading Day determined, using a volume- weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company). 2. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles to the contrary.

3. Conflict. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Existing Management Agreement, such conflict shall be resolved in favor of the terms and conditions of this Amendment and the Existing Management Agreement shall be construed accordingly. 4. Ratification. Except as modified hereby, the Existing Management Agreement remain in full force and effect in accordance with its terms and is hereby ratified and confirmed in all respects. 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which constitute one and the same instrument. 6. Facsimile/PDF Signatures. In order to expedite the transaction contemplated herein, telecopied, facsimile, or .pdf (exchanged via e-mail) signatures may be used in place of original signatures on this Amendment. The parties intend to be bound by the signatures on the telecopied, facsimile or pdf document, are aware that the other parties will rely on the telecopied, facsimile or .pdf signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature. 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assignees. [Remainder of page intentionally left blank. Signature page follows.] - 2 -

IN WITNESS WHEREOF, the undersigned hereto have duly executed this Second Amendment to Amended and Restated Management Agreement as of the day and year first above written. SAFEHOLD INC. /s/ Jay Sugarman Name: Jay Sugarman Title: Chief Executive Officer SAFEHOLD OPERATING PARTNERSHIP LP By: SIGOP Gen Par LLC, its general partner /s/ Jay Sugarman Name: Jay Sugarman Title: Chief Executive Officer SFTY MANAGER LLC /s/ Marcos Alvarado Name: Marcos Alvarado Title: President iSTAR INC. /s/ Marcos Alvarado Name: Marcos Alvarado Title: President